As filed with the Securities and Exchange Commission on May 19, 2025
Registration No. 333-275386
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
POST-EFFECTIVE AMENDMENT NO. 1 TO
FORM S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	25-1615902
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

30 Isabella Street
Pittsburgh, Pennsylvania 15212
(412) 825-1000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
David L. DeNinno, Esq.
Executive Vice President, General Counsel and Secretary
Westinghouse Air Brake Technologies Corporation
30 Isabella Street
Pittsburgh, Pennsylvania 15212
(412) 825-1000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
With a Copy to:
Peter E. Devlin
Jones Day
250 Vesey Street
New York, New York 10281
(212) 326-3978
Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.  ☐

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter and Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices*	State or Other Jurisdiction Of Incorporation	I.R.S. Employer Identification Number	Primary Standard Industrial Classification Code
GE Transportation, a Wabtec Company	Delaware	83-0543909	3743
RFPC Holding Corp.	Delaware	51-0345158	3743
Transportation IP Holdings, LLC	Delaware	06-1554217	3743
Transportation Systems Services Operations Inc.	Nevada	06-1105824	3743
Wabtec Components LLC	Delaware	36-2704499	3743
Wabtec Holding, LLC	Delaware	23-2870660	3743
Wabtec Railway Electronics Holdings, LLC	Delaware	N/A	3743
Wabtec Transportation Systems, LLC	Delaware	N/A	3743
Wabtec US Rail, Inc.	Delaware	83-0598308	3743

*
The address, including zip code, and telephone number, including area code, of each additional registrant is c/o David L. DeNinno, Esq., Executive Vice President, General Counsel and Secretary, Westinghouse Air Brake Technologies Corporation, 30 Isabella Street, Pittsburgh, Pennsylvania 15212, telephone number (412) 825-1000. The name, address, including zip code, and telephone number, including area code, of the agent for service for each additional registrant is David L. DeNinno, Esq., Executive Vice President, General Counsel and Secretary, Westinghouse Air Brake Technologies Corporation, 30 Isabella Street, Pittsburgh, Pennsylvania 15212, telephone number (412) 825-1000.

EXPLANATORY NOTE
This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-275386) of Westinghouse Air Brake Technologies Corporation and its additional registrant subsidiaries (the “Registration Statement”) is being filed to (i) update the list of co-registrants to the Registration Statement that are, or may potentially be, guarantors of some or all of the debt securities with respect to which offers and sales are registered under the Registration Statement (collectively, the “Subsidiary Guarantors”), (ii) update the information in Part II with respect to the Subsidiary Guarantors and (iii) file additional exhibits to the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.
This Post-Effective Amendment No. 1 shall become effective immediately upon filing with the Securities and Exchange Commission.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14.	Other Expenses of Issuance and Distribution.
The expenses in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are:

SEC registration fee	$ *
Legal fees and expenses	**
Accounting fees and expenses	**
Trustee’s fees and expenses	**
Printing and engraving fees	**
Miscellaneous	**
Total	$*

*	In accordance with Rules 456(b) and 457(r), we are deferring payment of all of the registration fee required in connection with this Registration Statement.
**
The foregoing sets forth the general categories of expenses (other than underwriting discounts and commissions) that we anticipate we will incur in connection with the offering of securities under this Registration Statement. Information regarding estimated expenses of issuance and distribution of each identified class of securities being registered will be provided at the time information as to such class is included in a prospectus supplement.

Item 15.	Indemnification of Directors and Officers.
1. Section 145 of the Delaware General Corporation Law (“DGCL”). Section 145 of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.
Section 145 also provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit, if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
To the extent that a former or present director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Any such indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the present or former director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth above. Such determination shall be made:
(1)	by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum; or
(2)	by a committee of such directors designated by a majority vote of such directors, even though less than a quorum; or
(3)	if there are no such directors, or, if such directors so direct, by independent legal counsel in a written opinion; or
(4)	by the stockholders.
Section 145 permits a Delaware business corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability.
2. Section 102(b)(7) of the DGCL. Section 102(b)(7) of the DGCL provides that a corporation may set forth in its Certificate of Incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL regarding the unlawful payment of dividends or approval of unlawful stock repurchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit. No such provision shall eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective (in the case of Wabtec, October 19, 1989). As noted in paragraph 3 below, Wabtec’s Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”), includes a provision contemplated by Section 102(b)(7) of the DGCL.
3. Restated Certificate of Incorporation Provision on Liability of Directors. The Restated Certificate of Incorporation provides that no Wabtec director shall be personally liable to Wabtec or any of its stockholders for monetary damages for breach of a fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to Wabtec or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, or (iv) for any transactions from which a director derived an improper personal benefit.
4. Indemnification By-Law. Section 1 of Article VIII of Wabtec’s Amended and Restated By-Laws (the “By-Laws”) provides that Wabtec shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Wabtec) by reason of the fact that he is or was a director or officer of Wabtec, or is or was a director or officer of the Wabtec enterprise, against expenses (including attorneys’ fees), payments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Wabtec, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by payment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of Wabtec, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
Section 2 of Article VIII of the By-Laws provides that Wabtec shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of Wabtec to procure a judgment in its favor by reason of the fact that he is or was a director or officer of Wabtec, or is or was a director or officer of Wabtec serving at the request of Wabtec as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Wabtec; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to Wabtec unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
Section 3 of Article VIII of the By-Laws provides that any indemnification under Article VIII (unless ordered by a court) shall be made by Wabtec only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 or Section 2 of Article VIII, as the case may be. Such determination shall be made (i) by a majority of the vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director or officer of Wabtec has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.
Section 8 of Article VIII of the By-Laws provides that Wabtec may purchase or maintain insurance on behalf of any person who is or was a director or officer of Wabtec, or is or was a director or officer of Wabtec serving at the request of Wabtec as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not Wabtec would have the right or obligation to indemnify him against such liability.
5. Director and Officer Liability Insurance. Wabtec maintains director and officer liability insurance covering its directors and officers with respect to certain liabilities which they may incur in connection with their serving as such.
6. Similar Limitation of Liability. The law of the state of incorporation and/or the provisions of the certificates of incorporation, the bylaws, the limited liability company agreements or the general partnership agreements, as applicable, of all of the subsidiaries listed in the “Table of Additional Registrants” included in the Registration Statement, provide for the limitation of liability and indemnification of officers, directors, managers and persons performing similar functions, as applicable, of the subsidiaries similar to those described above.
Item 16.	Exhibits.
The following Exhibits are filed as part of this Registration Statement:

Exhibit Number	Description
* 1.1	Form of Underwriting Agreement.

* 1.2	Form of Distribution Agreement.

# 4.1
Indenture, dated August 8, 2013, by and between Westinghouse Air Brake Technologies Corporation and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on August 8, 2013).

# 4.2
First Supplemental Indenture, dated as of August 8, 2013, by and between Westinghouse Air Brake Technologies Corporation and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to Westinghouse Air Brake Technologies Corporation’s Current Report on Form 8-K filed on August 8, 2013).

Exhibit Number	Description
# 4.3
Second Supplemental Indenture, dated as of November 3, 2016, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to Westinghouse Air Brake Technologies Corporation’s Current Report on Form 8-K filed on November 3, 2016).

# 4.4
Third Supplemental Indenture, dated as of November 3, 2016, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.3 to Westinghouse Air Brake Technologies Corporation’s Current Report on Form 8-K filed on November 3, 2016).

# 4.5	Form of 3.450% Senior Note due 2026 (included in Exhibit 4.4).

# 4.6
Fourth Supplemental Indenture, dated as of February 9, 2017, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.9 to Westinghouse Air Brake Technologies Corporation’s Annual Report on Form 10-K filed on February 28, 2017).

# 4.7
Fifth Supplemental Indenture, dated as of April 28, 2017, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Westinghouse Air Brake Technologies Corporation’s Quarterly Report on Form 10-Q filed on May 4, 2017).

# 4.8
Sixth Supplemental Indenture, dated as of June 21, 2017, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.10 to the Registration Statement on Form S-4 filed by Westinghouse Air Brake Technologies Corporation on July 19, 2017).

# 4.9
Seventh Supplemental Indenture, dated as of June 8, 2018, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.10 to Westinghouse Air Brake Technologies Corporation’s Quarterly Report on Form 10-Q filed on July 31, 2018).

# 4.10
Eighth Supplemental Indenture, dated as of June 29, 2018, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.11 to Westinghouse Air Brake Technologies Corporation’s Quarterly Report on Form 10-Q filed on July 31, 2018).

# 4.11
Ninth Supplemental Indenture, dated as of September 14, 2018, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.3 to Westinghouse Air Brake Technologies Corporation’s Current Report on Form 8-K filed on September 14, 2018).

# 4.12	Form of 4.70% Senior Note due 2028 (included in Exhibit 4.11).

# 4.13
Tenth Supplemental Indenture, dated as of June 6, 2019, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Westinghouse Air Brake Technologies Corporation’s Quarterly Report on Form 10-Q filed on August 1, 2019).

Exhibit Number	Description
# 4.14
Eleventh Supplemental Indenture, dated as of June 29, 2020, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.4 to Westinghouse Air Brake Technologies Corporation’s Current Report on Form 8-K filed on June 29, 2020).

# 4.15	Form of 3.200% Senior Note due 2025 (included in Exhibit 4.14).

# 4.16
Twelfth Supplemental Indenture, dated as of March 11, 2024, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors party thereto, Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association) and U.S. Bank Trust Company, National Association, as trustee for the notes (incorporated by reference to Exhibit 4.3 to Westinghouse Air Brake Technologies Corporation’s Current Report on Form 8-K filed on March 11, 2024).

# 4.17	Form of 5.611% Senior Note due 2034 (included in Exhibit 4.16).

+ 4.18
Thirteenth Supplemental Indenture, dated as of May 14, 2025, by and among Westinghouse Air Brake Technologies Corporation, the subsidiary guarantors party thereto, Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association) and U.S. Bank Trust Company, National Association

# 4.19
Base Indenture, dated as of June 3, 2021, among Wabtec Transportation Netherlands B.V., as issuer, Westinghouse Air Brake Technologies Corporation, as guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Westinghouse Air Brake Technologies Corporation’s Current Report on Form 8-K filed on June 3, 2021).

# 4.20	Form of Indenture for Senior Debt (incorporated by reference to Exhibit 4.20 to the Registration Statement on Form S-3 filed by Westinghouse Air Brake Technologies Corporation on November 8, 2023).

# 4.21
First Supplemental Indenture, dated as of June 3, 2021, among Wabtec Transportation Netherlands B.V., as issuer, Westinghouse Air Brake Technologies Corporation, as guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to Westinghouse Air Brake Technologies Corporation’s Current Report on Form 8-K filed on June 3, 2021).

# 4.22
Form of Indenture for Subordinated Debt (incorporated by reference to Exhibit 4.22 to the Registration Statement on Form S-3 filed by Westinghouse Air Brake Technologies Corporation on November 8, 2023).

# 4.23	Form of 1.250% Notes due 2027 (included in Exhibit 4.21).

# 4.24	Form of Senior Debt Security (included as part of Exhibit 4.1 and Exhibit 4.20).

# 4.25	Form of Subordinated Debt Security (included as part of Exhibit 4.22).

* 4.26	Form of Warrant Agreement.

* 4.27	Form of Warrant Certificate.

* 4.28	Form of Deposit Agreement.

Exhibit Number	Description
* 4.29	Form of Depositary Receipt.

* 4.30	Form of Purchase Contract Agreement.

* 4.31	Form of Purchase Contract Security.

* 4.32	Form of Purchase Unit Agreement.

* 4.33	Form of Purchase Unit Certificate.

# 4.34	Form of Certificate of Common Stock (incorporated by reference to Exhibit 5 to the Registration Statement on Form 8-A filed by Westinghouse Air Brake Technologies Corporation on May 19, 1995).

* 4.35	Form of Certificate of Preferred Stock.

* 4.36	Form of Guarantee.

# 5.1
Opinion of Jones Day (incorporated by reference to Exhibit 5.1 to the Registration Statement on Form S-3 (File No. 333-275386) filed by Westinghouse Air Brake Technologies Corporation on November 8, 2023) (as to securities that may be offered under the Registration Statement by Westinghouse Air Brake Technologies Corporation and certain subsidiary guarantors).

# 5.2
Opinion of Snell & Wilmer L.L.P. (incorporated by reference to Exhibit 5.2 to the Registration Statement on Form S-3 (File No. 333-275386) filed by Westinghouse Air Brake Technologies Corporation on November 8, 2023) (as to securities that may be offered under the Registration Statement by Transportation Systems Services Operations Inc.).

+ 5.3	Opinion of Jones Day (as to securities that may be offered under the Registration Statement by Westinghouse Air Brake Technologies Corporation and certain subsidiary guarantors).

+ 23.1	Consent of Ernst & Young LLP.

# 23.2	Consent of Jones Day (included as part of Exhibit 5.1).

# 23.3	Consent of Snell & Wilmer L.L.P. (included as part of Exhibit 5.2).

+ 23.4	Consent of Jones Day (included as part of Exhibit 5.3).

# 24.1
Powers of Attorney of certain directors and officers of the registrants (included on signature pages to the Registration Statement on Form S-3 (File No. 333-275386) filed by Westinghouse Air Brake Technologies Corporation on November 8, 2023).

+ 24.2	Powers of Attorney of certain directors and officers of the registrants (included on the signature pages hereto).

+ 25.1
Form T-1 Statement of Eligibility of Computershare Trust Company, National Association under the Indenture, dated as of August 8, 2013, by and between Westinghouse Air Brake Technologies Corporation and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee.

Exhibit Number	Description
+ 25.2
Form T-1 Statement of Eligibility of U.S. Bank Trust Company, National Association under the Indenture, dated as of August 8, 2013, by and between Westinghouse Air Brake Technologies Corporation and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee.

+ 25.3	Form T-1 Statement of Eligibility of Senior Debt Indenture Trustee of Computershare Trust Company, National Association.

+ 25.4	Form T-1 Statement of Eligibility of Senior Debt Indenture Trustee of U.S. Bank Trust Company, National Association.

+ 25.5	Form T-1 Statement of Eligibility of Subordinated Debt Indenture Trustee of Computershare Trust Company, National Association.

+ 25.6	Form T-1 Statement of Eligibility of Subordinated Debt Indenture Trustee of U.S. Bank Trust Company, National Association.

+ 107.1	Filing Fee Table.

*	To be filed either by amendment to this Registration Statement or as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.
+	Filed herewith.
#	Previously filed.
Item 17.	Undertakings.
The undersigned registrant hereby undertakes:
(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee” table in the effective registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
(2)
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
(A)
Each prospectus filed by a registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)
That, for the purpose of determining liability of a registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, each undersigned registrant undertakes that in a primary offering of securities of an undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of an undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned Registrant or used or referred to by an undersigned registrant;
(iii)
The portion of any other free writing prospectus relating to the offering containing material information about an undersigned registrant or its securities provided by or on behalf of an undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by an undersigned registrant to the purchaser.
(6)
That, for purposes of determining any liability under the Securities Act of 1933, each filing of registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7)
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each registrant pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of a registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, that registrant will, unless in the opinion of its counsel the claim has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on May 19, 2025.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ John A. Olin
Name:	John A. Olin
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	President and Chief Executive Officer and Director (Principal Executive Officer)	May 19, 2025
Rafael Santana

*	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	May 19, 2025
John A. Olin

*	Senior Vice President and Principal Accounting Officer (Principal Accounting Officer)	May 19, 2025
John A. Mastalerz

*	Chairman of the Board	May 19, 2025
Albert J. Neupaver

*	Director	May 19, 2025
Linda A. Harty

*	Director	May 19, 2025
Beverley Babcock

*	Director	May 19, 2025
Lee Banks

*	Director	May 19, 2025
Byron Foster

*	Director	May 19, 2025
Brian P. Hehir

*	Director	May 19, 2025
William E. Kassling

*	Director	May 19, 2025
Ann R. Klee

POWER OF ATTORNEY
The undersigned director of Westinghouse Air Brake Technologies Corporation, a Delaware corporation, does hereby constitute and appoint John A. Olin and David L. DeNinno, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in his name and on his behalf in his capacity as director and to execute any and all instruments for him and in his name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for him in his name in the capacity indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Juan Perez	Director	May 19, 2025
Juan Perez

*
The undersigned by signing his name hereto does sign and execute this registration statement on Form S-3 pursuant to the Powers of Attorney executed by the above-named directors and officers of the registrant.

/s/ David L. DeNinno
Name:	David L. DeNinno
Title:	Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on May 19, 2025.

GE TRANSPORTATION, A WABTEC COMPANY

By:	/s/ David M. Seitz
Name:	David M. Seitz
Title:	Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Vice President and Treasurer (Principal Financial Officer)	May 19, 2025
John A. Mastalerz

*	Director	May 19, 2025
John A. Olin

POWER OF ATTORNEY
The undersigned officer of GE Transportation, a Wabtec Company, a Delaware corporation, does hereby constitute and appoint John A. Olin and David L. DeNinno, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in her name and on her behalf in her capacity as director and to execute any and all instruments for her and in her name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for her in her name in the capacity indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Kathleen Kennedy	President & Vice President Finance (Principal Executive and Accounting Officer)	May 19, 2025
Kathleen Kennedy

*
The undersigned by signing his name hereto does sign and execute this registration statement on Form S-3 pursuant to the Powers of Attorney executed by the above-named directors and officers of the registrant.

/s/ David L. DeNinno
Name:	David L. DeNinno
Title:	Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on May 19, 2025.

RFPC HOLDING CORP.

By:	/s/ David M. Seitz
Name:	David M. Seitz
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	President (Principal Executive Officer)	May 19, 2025
Michael Fetsko

*	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)	May 19, 2025
John A. Mastalerz

*	Director	May 19, 2025
Kamini Patel

*	Director	May 19, 2025
David M. Seitz

*
The undersigned by signing his name hereto does sign and execute this registration statement on Form S-3 pursuant to the Powers of Attorney executed by the above-named directors and officers of the registrant.

/s/ David L. DeNinno
Name:	David L. DeNinno
Title:	Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on May 19, 2025.

TRANSPORTATION IP HOLDINGS, LLC

By:	/s/ David M. Seitz
Name:	David M. Seitz
Title:	Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	President (Principal Executive Officer)	May 19, 2025
Eric Gebhardt

*	Vice President, Taxes (Principal Financial and Accounting Officer)	May 19, 2025
Tom Connolly

GE Transportation, a Wabtec Company

By: *	Member	May 19, 2025
John A. Mastalerz
Vice President and Treasurer

Transportation Systems Services Operations, Inc.

By: *	Member	May 19, 2025
David M. Seitz
Assistant Secretary

*
The undersigned by signing his name hereto does sign and execute this registration statement on Form S-3 pursuant to the Powers of Attorney executed by the above-named directors and officers of the registrant.

/s/ David L. DeNinno
Name:	David L. DeNinno
Title:	Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on May 19, 2025.

TRANSPORTATION SYSTEMS SERVICES OPERATIONS INC.

By:	/s/ David M. Seitz
Name:	David M. Seitz
Title:	Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	President and Director (Principal Executive Officer)	May 19, 2025
Alicia Hammersmith

*	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)	May 19, 2025
John A. Mastalerz

*
The undersigned by signing his name hereto does sign and execute this registration statement on Form S-3 pursuant to the Powers of Attorney executed by the above-named directors and officers of the registrant.

/s/ David L. DeNinno
Name:	David L. DeNinno
Title:	Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on May 19, 2025.

WABTEC COMPONENTS LLC

By:	/s/ David M. Seitz
Name:	David M. Seitz
Title:	Vice President, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	President (Principal Executive Officer)	May 19, 2025
Michael Fetsko

*	Vice President, Finance and Director (Principal Financial Officer)	May 19, 2025
John A. Mastalerz

*	Director	May 19, 2025
David M. Seitz

POWER OF ATTORNEY
The undersigned officer of Wabtec Components LLC, a Delaware limited liability company, does hereby constitute and appoint John A. Olin and David L. DeNinno, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in her name and on her behalf in her capacity as director and to execute any and all instruments for her and in her name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for her in her name in the capacity indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Kathleen Kennedy	Vice President and Treasurer (Principal Accounting Officer)	May 19, 2025
Kathleen Kennedy

*
The undersigned by signing his name hereto does sign and execute this registration statement on Form S-3 pursuant to the Powers of Attorney executed by the above-named directors and officers of the registrant.

/s/ David L. DeNinno
Name:	David L. DeNinno
Title:	Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on May 19, 2025.

WABTEC HOLDING, LLC

By:	/s/ David M. Seitz
Name:	David M. Seitz
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Vice President, Secretary and Director (Principal Executive Officer)	May 19, 2025
David M. Seitz

*	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)	May 19, 2025
John A. Mastalerz

*	Director	May 19, 2025
David L. DeNinno

*	Director	May 19, 2025
Kamini Patel	Director

*
The undersigned by signing his name hereto does sign and execute this registration statement on Form S-3 pursuant to the Powers of Attorney executed by the above-named directors and officers of the registrant.

/s/ David L. DeNinno
Name:	David L. DeNinno
Title:	Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on May 19, 2025.

WABTEC RAILWAY ELECTRONICS HOLDINGS, LLC

By:	/s/ David M. Seitz
Name:	David M. Seitz
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	President and Director (Principal Executive Officer)	May 19, 2025
Nalin Jain

*	Vice President, Finance (Principal Accounting Officer)	May 19, 2025
Nikhar Juneja

*	Director	May 19, 2025
Scott Horning

*	Director	May 19, 2025
David M. Seitz

POWER OF ATTORNEY
The undersigned officer of Wabtec Railway Electronics Holdings, LLC, a Delaware limited liability company, does hereby constitute and appoint John A. Olin and David L. DeNinno, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in his name and on his behalf in his capacity as officer and to execute any and all instruments for him and in his name in the capacity indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for him in his name in the capacity indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Cody Corbelli	Treasurer (Principal Financial Officer)	May 19, 2025
Cody Corbelli

*
The undersigned by signing his name hereto does sign and execute this registration statement on Form S-3 pursuant to the Powers of Attorney executed by the above-named directors and officers of the registrant.

/s/ David L. DeNinno
Name:	David L. DeNinno
Title:	Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on May 19, 2025.

WABTEC TRANSPORTATION SYSTEMS, LLC

By:	/s/ David M. Seitz
Name:	David M. Seitz
Title:	Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	President (Principal Executive Officer)	May 19, 2025
Alicia Hammersmith

*	Vice President Finance (Principal Financial and Accounting Officer)	May 19, 2025
Tiago Fernandes

GE Transportation, a Wabtec Company

By: *	Sole Member	May 19, 2025
John A. Mastalerz Vice President and Treasurer

*
The undersigned by signing his name hereto does sign and execute this registration statement on Form S-3 pursuant to the Powers of Attorney executed by the above-named directors and officers of the registrant.

/s/ David L. DeNinno
Name:	David L. DeNinno
Title:	Attorney-in-fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania on May 19, 2025.

WABTEC US RAIL, INC.

By:	/s/ David M. Seitz
Name:	David M. Seitz
Title:	Secretary

POWER OF ATTORNEY
Each of the undersigned directors and officers of Wabtec US Rail, Inc., a Delaware corporation, do hereby constitute and appoint John A. Olin and David L. DeNinno, or either of them, the undersigned’s true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to do any and all acts and things in our name and on our behalf in our respective capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments, whether pursuant to Rule 462(b) or otherwise) hereto, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Pascal Schweitzer	President (Principal Executive Officer)	May 19, 2025
Pascal Schweitzer

/s/ John A. Mastalerz	Treasurer (Principal Financial and Accounting Officer)	May 19, 2025
John A. Mastalerz

/s/ David L. DeNinno	Director	May 19, 2025
David L. DeNinno

/s/ Nicole Theophilus	Director	May 19, 2025
Nicole Theophilus